UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant TO Section 13 OR 15(D) OF THE Securities Exchange Act OF 1934

Date of Report (Date of earliest

event reported) July 16, 2020

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market, LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.*

On July 16, 2020, PacWest Bancorp (the “Company”) announced its results of operations and financial condition for the three and six months ended June 30, 2020. The press release announcing the financial results for the three and six months ended June 30, 2020 is furnished as Exhibit 99.1 and incorporated herein by reference. A presentation regarding the Company’s financial results for the three and six months ended June 30, 2020 is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 8.01 Other Information

PacWest Bancorp has changed the timing of its third quarter dividend announcement from the first day of the second month following quarter-end until the middle of the second month following quarter-end. A definitive date will be communicated once the dividend is declared. The timing is being changed to allow additional time for regulatory approval as the Company is required to notify the Board of Governors of the Federal Reserve System (“FRB”) prior to declaring and paying a cash dividend to our shareholders and may not pay a dividend if the FRB objects. This approval, which was obtained for the second quarter dividend payment, is due to the impact of the trailing 12-month earnings being negative as a result of the $1.47 billion goodwill impairment charge in the first quarter of 2020. Additionally, the Company continues to seek FDIC and California Department of Business Oversight approval for quarterly dividends from Pacific Western Bank to the Company given the negative retained earnings at the Bank since the goodwill impairment charges during the previous financial crisis. The shift in announcement timing was made to provide the Company’s Board of Directors and regulators the opportunity to review final quarterly financial results and financial projections. The Company expects to continue this cadence in future quarters.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release dated July 16, 2020 announcing PacWest’s results of operations and financial condition for the three and six months ended June 30, 2020.
99.2	Earnings Release Presentation
104	Cover page interactive data file (embedded within the Inline XBRL document)

*The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

By:	/s/ Bart R. Olson
Name:	Bart R. Olson
Title:	Executive Vice President
Chief Accounting Officer

Date: July 16, 2020